                                                                   EXHIBIT 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
     8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer
                         does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: December 2004

  CURRENT BILLING MONTH 12/3/2004 - 1/4/2005         COLLECTION CURVE 100%
  ------------------------------------------   ---------------------------------
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                       $115,681,248
Residential SECURITIZATION CHARGE (SC) Billed  $  1,244,966               1.076%

Commercial Total Billed                        $ 78,483,325
Commercial SECURITIZATION CHARGE (SC) Billed   $  1,320,365               1.682%

Industrial Total Billed                        $ 47,641,591
Industrial SECURITIZATION CHARGE (SC) Billed   $  1,424,652               2.990%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

 Non-Residential Customer Net Write-offs              0.170%
 Residential Customer Net Write-offs                  0.490%
 Total Net Write-offs                                 0.300%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                 $  1,262,172
Commercial Class SC Collected                  $  1,284,211
Industrial Class SC Collected                  $  1,403,940

Total SC Collected                             $  3,950,323

 Aggregate SC Remittances for October 2004
  BILLING MONTH                                $  4,287,658
 Aggregate SC Remittances for November 2004
  BILLING MONTH                                $  4,472,039
 Aggregate SC Remittances for December 2004
  BILLING MONTH                                $  3,950,323
 TOTAL CURRENT SC REMITTANCES                  $ 12,710,020

  CURRENT BILLING MONTH 12/3/2004 - 1/4/2005                    COLLECTION CURVE 100%
  ------------------------------------------                    ---------------------
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                    $1,200,762
A-3 Residential T.O.D. SC Collected                             $    4,357
A-4 Alternate Residence SC Collected                            $   28,686
A-5 Residential Farm/Life Support SC Collected                  $   28,367

TOTAL RESIDENTIAL SC COLLECTED                                  $1,262,172

COMMERCIAL

B-1 General Primary (041) SC Collected                          $   20,909
B-General Secondary (010) SC Collected                          $  228,697
C- General Secondary (011) SC Collected                         $  429,777
D-General Primary (018) SC Collected                            $  251,303
F-Primary High Load Factor (032) SC Collected                   $   43,748
GH-General Service Heating (013) SC Collected                   $    3,600
H- Water Heating Service (014) SC Collected                     $      514
L-1 General Energy-Only Street Lighting SC Collected            $    2,816
L-2 General Service (Cust Owned) St Light SC Collected          $    2,956
L-3 General Service (Co Owned) St Light SC Collected            $   14,612
L-4 General Service Outdoor Lighting Commercial SC Collected    $      937
PS-1 General Secondary Public Pumping SC Collected              $    7,020
PS-2 General Primary Public Pumping SC Collected                $    7,770
PS-3 General Optional Primary Public Pumping SC Collected       $   36,307
R-1 General Secondary Resale SC Collected                       $       10
R-2 General Secondary Resale SC Collected                       $      847
R-3 General Primary Resale SC Collected                         $   22,572
ROA-P Retail Open Access Primary (110) SC Collected             $  148,468
ROA-S Retail Open Access Secondary Com SC Collected             $   44,285
SC - Special Contract Commercial SC Collected                   $    3,729
SPEC Grand Rapids Special Contract SC Collected                 $    5,943
UR-General Unmetered SC Collected                               $    7,391

TOTAL COMMERCIAL SC COLLECTED                                   $1,284,211

INDUSTRIAL

B-1 General Primary (042) SC Collected                          $   18,478
B-General Secondary (020) SC Collected                          $   34,603
C- General Secondary (021) SC Collected                         $   60,444
CG-Cogeneration/Small Power Production Purchase SC Collected    $      162
D-General Primary (028) SC Collected                            $  437,082
F-Primary High Load Factor (033) SC Collected                   $   72,086
GH-General Service Heating (023) SC Collected                   $       49
GMD General Motors SC Collected                                 $   52,629
GMF General Motors SC Collected                                 $  118,251
GMF-1 General Motors SC Collected                               $    4,823
GMJ-1 General Motors SC Collected                               $    6,834

  CURRENT BILLING MONTH 12/3/2004 - 1/4/2005               COLLECTION CURVE 100%
  ------------------------------------------               ---------------------
H- Water Heating Service (024) SC Collected                $        0
I-General Primary Interruptible (034) SC Collected         $    2,853
J-1 General Alternative Electric Metal Melting
 SC Collected                                              $   31,434
J-General Primary Electric Furnace (037) SC Collected      $    8,305
L-4 General Service Outdoor Lighting Industrial
 SC Collected                                              $       63
R-3 General Primary Resale (027) SC Collected              $      789
ROA-P Retail Open Access Primary (111) SC Collected        $  389,055
ROA-S Retail Open Access Secondary Ind SC Collected        $    7,692
SC - Special Contract Industrial SC Collected              $  158,308

TOTAL INDUSTRIAL SC COLLECTED                              $1,403,940

TOTAL SC COLLECTED                                         $3,950,323

Executed as of this 13th day of January 2005.

                                       CONSUMERS ENERGY COMPANY
                                       AS SERVICER

                                        /s/ Glenn P. Barba
                                       ----------------------------------------
                                       Glenn P. Barba, Vice President and
                                       Controller

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201